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               Stock Option Exercise Notice For 1995 Stock Option

Radius Inc.                        Employee Name
215 Moffett Park Drive             Date of Exercise
Sunnyvale, California 94089        Federal Employer Identification
                                   Number 68-0101300

I hereby exercise the number of options as stated below to purchase shares of Common Stock of Radius Inc. by delivering the aggregate purchase price as follows (check as applicable and complete):

     [ ] in cash in the amount of $____, receipt of which is acknowledged by the Company;
     [ ] by delivery of ____ fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by optionee for at least six (6) months prior to the date hereof and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value (as Defined in the Plan) of $____ per share;
     [ ] by the waiver hereby of compensation due or accrued for services rendered in the amount of $____;
     [X] through a "same day sale" as described in Section 5(b)(iv) of the Grant; or
     [ ] through a "margin" commitment as described in Section 5(b)(v) of the Grant.

Option Grant Date:                 12/16/87                           Total

Number of Shares Exercised
Exercise Price per Share
Purchase Price of Shares

Fair Market Value per Share on
 Date of Exercise
Fair Market Value of Shares

Gain upon Exercise
     (This amount will appear on your W-2)
Federal Taxes @              28.00%
California State Taxes @      6.00%
Social Security Taxes @       0.00%
Medicare @                    1.45%
Total Taxes

TOTAL AMOUNT DUE
Net Gain upon exercise

I desire to take title to the shares as follows:
[X]  Individual                    [ ]  Husband & wife as community property
[ ]  Joint Tenants                 [ ]  Tenants in Common
[ ]  Other (e.g., partnership, custodian, trust, etc.)

The exact spelling of name (s) under
which title to the Shares shall be taken is:           0
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Signed:
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Social Security Number:
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Street Address:
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City, State, Zip
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Radius Inc. hereby acknowledges receipt of a check for:
                                                        ------------------------
               RADIUS INC.

               By :
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                      Stock Administrator

               Date:
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